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                                                                  EXHIBIT 10.1






                                  April 9, 1999



Mr. Steve Birdwell
ShoLodge, Inc.
217 West Main Street
Gallatin, Tennessee 37066

               Re: Credit Agreement dated as of April 30, 1997 (as supplemented by Joinder Agreement No. 1 dated as of June 11, 1997, as amended by First Amendment to Credit Agreement dated as of January 16, 1998, as supplemented by the Consent Letter dated as of July 16, 1998, as supplemented by the Consent and Waiver Letter dated as of August 13, 1998, as amended by the Second Amendment and Waiver Agreement to Credit Agreement dated as of October 21, 1998, and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among ShoLodge, Inc. ("ShoLodge"), the Subsidiaries of ShoLodge party thereto (the "Subsidiary Borrowers", and together with ShoLodge, the "Borrowers"), the Lenders party thereto (the "Lenders"), First Union National Bank (f/k/a First Union National Bank of Tennessee), as Administrative Agent (the "Administrative Agent"), and NationsBank of Tennessee, N.A., as Co-Agent (the "Co-Agent")

Dear Steve:

               Reference is made to the above-referenced Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

I.             Waiver of Events of Default.

               In accordance with the Credit Agreement, the Borrowers have requested that the Administrative Agent and the Lenders waive the Event of Default arising as a result of the non-compliance with Section 9.4, Fixed Charge Coverage Ratio, of the Credit Agreement for the fiscal quarter ending December 27, 1998.

               Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and the Lenders hereby agree to waive the Event of Default arising as a result of non-compliance with Section 9.4, Fixed Charge Coverage Ratio, of the Credit Agreement for the fiscal quarter ending December 27, 1998.

II.            Agreement with Respect to Interest and Fees.

               Subject to and in accordance with the terms and conditions set forth herein, the Borrowers, the Administrative Agent and the Lenders hereby agree that:



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               (a)  from and after the date of acceptance by the Company, on behalf of the Borrowers, of this letter agreement, (i) the Borrowers shall only be permitted to request Base Rate Loans under the Credit Agreement, (ii) the Borrowers shall not be permitted to request LIBOR Rate Loans under the Credit Agreement, (iii) the Borrowers shall have no right to convert any Revolving Credit Loan to or continue any Revolving Credit Loan as a LIBOR Rate Loan and (iv) the Lenders shall not be obligated to make any LIBOR Rate Loan under the Credit Agreement (provided that any LIBOR Rate Loans outstanding on the date hereof may remain outstanding until the end of the then current interest Period applicable thereto);

               (b) from and after the date of acceptance by the Company, on behalf of the Borrowers, of this letter agreement, the Applicable Margin with respect to Base Rate Loans shall be 1.25%;

               (c) on the date of the acceptance by the Company, on behalf of the Borrowers, of this letter agreement, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a waiver fee in the amount of $125,000; and

               (d) on the first Business Day of each calender month during the remaining term of the Credit Agreement, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a maintenance fee in the amount of $50,000.

III.           Miscellaneous Provisions.

               To induce the Administrative Agent and the Lenders to agree to the terms of this letter agreement, the Borrowers hereby agree that:

                    i. The agreements set forth herein are specific and limited and shall not constitute an amendment, acceptance, consent or waiver of any other provision of, or default or event of default under, the Credit Agreement, the Loan Documents or any other document or instrument entered into in connection therewith, or any commitment or any other undertaking to agree to or otherwise consider any further amendment, modification, acceptance, consent or waiver of the provisions set forth therein at any time after the execution of this letter agreement.

                    ii. Except as specifically set forth herein, all terms and provisions of the Credit Agreement and all other documents executed in connection therewith and all rights of the Administrative Agent and the Lenders thereunder and all obligations of the Borrowers and all other parties thereto shall remain in full force and effect and are ratified and confirmed in all respects.

                    iii. The default by the Borrowers in the performance or
               observance of any covenant or agreement contained in Section II of this letter agreement shall constitute an immediate Event of Default under the Credit Agreement, which Event of Default shall permit the Administrative Agent and the Lenders the right to pursue all rights and remedies under the Credit Agreement and the other Loan Documents. The Borrowers acknowledge that the covenants and agreements contained in this letter agreement are a material and



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               substantial inducement to the agreement of the parties hereto to enter into this letter agreement.

                    iv. Upon the effectiveness of this letter agreement, each
               representation and warranty made by the Borrowers under the Credit Agreement and the other Loan Documents shall be true and correct as of the date hereof (or, in the case of each such representations and warranty deemed to have been made as of a specific date, as of such date) and no Default or Event of Default shall have occurred and be continuing.

                    v. The Borrowers hereby jointly and severally agree to pay or reimburse (i) the Administrative Agent for all of its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this letter agreement and all other matters respecting the Credit Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, and (ii) the Administrative Agent, for the ratable benefit of the Lenders, for all other fees set forth in this letter agreement. The Borrowers hereby agree to pay all such amounts on the date of the acceptance by the Company, on behalf of the Borrowers, of this letter agreement (or, in the case of each fee to be made on a specific date, as of such date).

                  This letter agreement shall be governed and construed in accordance with the laws of the State of North Carolina, without reference to the conflicts on choice of law or principles thereof. This letter agreement embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations and understandings whether written or oral relating to the subject matter hereof and may be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. This letter agreement may be executed in one or more counterparts and on fax counterparts each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

                                       Very truly yours,

                                       FIRST UNION NATIONAL BANK (f/k/a FIRST
                                       UNION NATIONAL BANK OF TENNESSEE),
                                       as Administrative Agent

                                       By:  /s/ Orville Kronk
                                          -------------------------------------
                                       Name:  Orville Kronk
                                             ----------------------------------
                                       Title: Vice President and Director
                                             ----------------------------------




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                  ACCEPTED AND AGREED TO AS OF APRIL 9, 1999.



                                    BORROWERS:

                                    SHOLODGE, INC., on behalf of Itself and the other Borrowers




                                    By:    /s/ Steve Birdwell
                                    Name:  Steve Birdwell
                                    Title: Senior Vice President, Chief
                                           Financial Officer







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                  ACCEPTED AND AGREED TO AS OF APRIL 9, 1999.



                                      LENDERS:

                                      FIRST UNION NATIONAL BANK (f/k/a FIRST
                                      UNION NATIONAL BANK OF TENNESSEE),
                                      as Swingline Lender and as Lender





                                      By:    /s/ Orville Kronk
                                      Name:  Orville Kronk
                                      Title: Vice President and Director





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                  ACCEPTED AND AGREED TO AS OF APRIL 9, 1999.



                                         NATIONSBANK OF TENNESSEE, N.A., as
                                         Co-Agent and Lender




                                         By:    /s/ Sam Belk
                                         Name:  Sam Belk
                                         Title: Senior Vice President








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                  ACCEPTED AND AGREED TO AS OF APRIL 9, 1999.



                                     SUNTRUST BANK, NASHVILLE, N.A., as Lender




                                     By:     /s/ David L. Castilaw
                                     Name:   David L. Castilaw
                                     Title:  Vice President







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                  ACCEPTED AND AGREED TO AS OF APRIL 9, 1999.



                                      FIRST AMERICAN NATIONAL BANK, as Lender



                                      By:     /s/ Marcy A. Harris
                                      Name:   Marcy A. Harris
                                      Title:  Vice President






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                  ACCEPTED AND AGREED TO AS OF APRIL 9, 1999.


                                        FIRST TENNESSEE BANK, NATIONAL
                                        ASSOCIATION, as Lender



                                        By:     /s/ Kenneth E. Webb
                                        Name:   Kenneth E. Webb
                                        Title:  Senior Vice President







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